Exhibit 99.1

[Genesee & Wyoming LOGO]               [Picture of trains]



Business Overview                      [Map illustrating North American
                                        and Australian Operations]



                                           Strategy: Consolidator in Global
       Genesee & Wyoming Inc.                        Railroad Privatization


-   Acquirer, owner and operator of        -  Acquire strategic properties
    regional freight railroads in             with attractive financial
    the United States, Canada,                returns - US and
    Australia and Mexico                      international

-   Provider of freight car                -  Create regional railroad
    switching and other rail                  networks through connecting
    related services to industrial            short line acquisitions
    companies and ports
                                           -  Increase revenue through
-   Revenues in 1999 of $175                  focus on customer service -
    million with LTM revenues of              take business from trucks
    $212 million
                                           -  Reduce costs through G&W best
-   NASDAQ "GNWR" with market cap             practices
    of $110 million

                          Track Record of Execution
---------------------------------------------------------------------------

                     1997            1998         1999         LTM (a)
                -------------    ------------   ------------   ------------

Revenue         $104 million    $147 million   $176 million   $212 million

EBITDA          $23 million     $29 million    $35 million    $45 million

Net Income      $8 million      $11 million    $13 million    $13 million

# of            1 S. Australia    None         1 Mexico       1 W. Australia
Acquisitions    1 Canada JV                    1 Canada       1 Bolivia

           (a) Last 12 months ended September 30, 2000






                 Recent Announcements
-----------------------------------------------------

- Australian Railroad Group, 50-50 Joint Venture with Wesfarmers Ltd, wins Westrail Freight privatization in Western Australia

-   Genesee & Wyoming purchases 22.55% stake in
    Bolivian railroad, the Oriental

- Brown Brothers Harriman 1818 Fund invests up to $25 million of Convertible Preferred Stock

-   All transactions subject to customary closing conditions

                       Global Acquisition Environment

       Country               Acquisition Environment       Recent Prospects
--------------------   ---------------------------------   ----------------

    USA                -   Good due to reduced bid                 6
    Canada                 competition
                       -   Attractive if strategic or
                           connecting synergies

    Australia          -   Privatization ongoing                   4
                       -   Market share growth
                           opportunities
                       -   Good G&W presence

    Bolivia            -   "Option" and Invest Strategy            3
    Mexico             -   Good revenue growth
                           opportunities
                       -   Cost reduction opportunities





                         Experienced Management Team

Name                  Title                       Experience
-------------------   -------------------------   -------------------------
Mort Fuller           Chairman and Chief          Chairman and CEO since
                      Executive Officer           1977

Charles Marshall      President and Chief         Conrail; Southern Railway
                      Operating Officer

Jack Hellmann         Chief Financial Officer     Lehman Brothers; Schroders

Mark Hastings         Executive Vice President    Senior Executive since
                      -- Corporate Development    1978, including CFO and
                                                  Treasurer

Charles Chabot        Senior Vice President --    9 years at G&W including
                      Australia                   3 years in Australia; CSX;
                                                  Booz, Allen & Hamilton

Alan Harris           Chief Accounting Officer    10 years at G&W

                         Growth and Value Investment

                                     -  LTM P/E: 7.8x
Value Investment            ---->    -  LTM EV/EBITDA: 4.7x
                                     -  Relevant Comp: 10x - 13x P/E

Growth Investment           ---->    -  Q on Q earnings growth of 20%+ for
                                        past 18 months

Investment in Global        ---->    -  Unique global operator
Rail Privatization

Strong Cash Flow            ---->    -  LTM EBITDA: $45 million
                                     -  Free cash flow positive


                              Geographic Overview


                 [Map illustrating North American properties]





                            Revenue by Geography

                   [Pie graph illustrating the following:]

        Revenue by geography for the quarter ended September 30, 2000

                          United States:  46%
                          Industrial Switching:  5%
                          Australia:  19%
                          Mexico:  16%
                          Canada:  14%

                               New York/Pennsylvania Region
                               -------------------------------------------
                               Overview:
                               -   Building a regional railroad
                               -   $33 million 1999 revenue (18% of LQ)
                               -   Main products:  petroleum, chemicals,
[Map illustrating region]          pulp and paper

                               Recent Events:
                               -   NS/CSX take over of Conrail
                               -   New coal contract
                               -   Salt Mine -- Q2 '01



                               Oregon Region
                               -------------------------------------------
                               Overview:
                               -   Building a regional railroad
                               -   $21 million 1999 revenue (10% of LQ)
                               -   Main products:  newsprint, liner board,
                                   lumber, metals, stone
[Map illustrating region]
                               Recent Events:
                               -   Targeting traffic congestion around
                                   Portland
                               -   Morse Brothers contract
                               -   Gypsum plant


[Map illustrating region]      Illinois Region
                               --------------------------------------------
                               Overview:
                               -   Serving 4 large utilities in Central
                                   Illinois
                               -   $24 million 1999 revenue (11% of LQ)
                               -   Main product:  Coal
                               Recent Events:
                               -   Strong coal volume - Powder River Basin
                               -   Illinois Power - Hennepin
                               -   Kincaid


[Map illustrating region]      Canada
                               ---------------------------------------------
                               Overview:
                               -   Initial entry as Geneseee Rail-One
                               -   $35 million run rate revenue (14% LQ)
                               -   Main products:  pulp and paper, metals,
                                   grain, lumber

                                   Recent Events:
                               -   Consolidated since April 1999
                               -   Good profitability under G&W

                    Mexico:  1999 Privatization

Overview:
-   Market entry via "option" in Linea Coahuila Durango
-   Formed Ferrocarriles Compania Chiapas-Mayab (FCCM) to win bid
-   FCCM start-up in September 1999 - 1,000 track miles
-   Products:  stone, petroleum, agricultural, planned intermodal

Achievements:
-   Revenues on budget
-   Strong operating ratio ahead of schedule
-   Profitable



                               Mexico

             [Map illustrating Company's Mexican operations]



                 [Map illustrating location of South
                Australia on the Australian continent]



                           Australia

Overview
-   1997 successful privatization bid
-   US$43 million 1999 revenue (19% of LQ)
-   Main Products:  grain, hook and pull, gypsum

Recent Evenuts
-   ARG Joint Venture wins Westrail Bid
-   APTC (Alice Springs to Darwin line)
-   BHP contract
-   Additional privatizations

            [Map illustrating South Australian operations]

                   [Picture of train in Australia]

                         [FINANCIAL OVERVIEW]

                         Strong Revenue Growth

                   [Chart illustrating the following:]

                1997     1998       1999       LTM
               ------   ------     ------     ------
Revenue         103.6    147.5      175.6      211.5
($ million)

30% Compound Annual Growth Rate



                         Strong Operating Income

                    [Chart illustrating the following:]

                         1997     1998       1999       LTM
                        ------   ------     ------     ------
Operating Income         16.4      19.6       22.4       31.0
($ million)

17% Compound Annual Growth Rate

                             Reported Net Income

                    [Chart illustrating the following:]


                         1997     1998       1999       LTM
                        ------   ------     ------     ------
Net Income                8.0     11.4       $12.5      $13.3
($ million)


            25% Compound
         Annual Growth Rate


                            Continuing Net Income

-   Strong earnings growth over past 6 quarters
-   Driven by Canada, Mexico and normalized US coal shipments

(in $ million)                   1998        1999       LTM
-------------------------------------------------------------
Reported Net Income              $11.4        12.5      13.3
Continuing Net Income              7.6(a)      8.6(b)   14.3(c)
EPS with constant shares         $ 1.71        1.93     $3.21
Assumed share outstanding (d)      4.45        4.45      4.45

(a)  Excludes $6 million gain from insurance settlement.
(b)  Excludes $4.2 million Australian tax gain and 262K extraordinary charge.
(c)  Excludes net impact of non-cash currency fluctuations.
(d)  Fully diluted shares outstanding as of 9/30/00.



                              Annual EPS Growth:
                             Quarterly Variability

                       [Chart illustrating the following:]

                      Q4 99     Q1 00     Q2 00     Q3 00
                      -----     ------    -----     -----
                      $0.84     $0.87     $0.85     $0.72

Note: Excludes extraordinary items and non-cash impact of currency fluctuations

                             Positive Free Cash Flow

                          [Chart illustrating the following:]


                                 1997       1998     1999
                                 ----       ----     ----
                                        ($ millions)

Cash Flow from Operations        6.3        23.8     29.3
Capital Expenditures, net*      11.0        13.7     24.9
Free Cash Flow                   4.7       10.1      4.4

*Net of government grants and excluding acquisitions, sale-leasebacks
 & disposals.


                           Capital Expenditure Composition

                         [Chart illustrating the following:]

      United States         - $13.7 million
      Government Grants     - $10.9 million
      Surcharge to Class I  - $ 1.4 million
      Canada                - $ 0.6 million
      Mexico                - $ 2.6 million
      Australia             - $ 6.5 million
      1999 Gross CapEx      - $35.7 million
      1999 Net CapEx        - $24.8 million

                                 Capitalization

                                                   30-Sep-00
                   -----------------------------------------
                   Cash                               $  9.0
                   Total debt                         $108.6
                   Net debt                           $ 99.6
                   Stockholders' equity               $ 87.9
                   Total assets                       $311.2
                   -----------------------------------------

                   Total capitalization               $196.5
                   Debt to Capitalization                55%
                   Total Debt/LTM EBITDA                2.4x



                             Genesee & Wyoming

       -   Since our IPO in July 1996, G&W has been a growth investment.
       - Although the market today has made us a value investment, we remain focused on a disciplined acquisition strategy to maintain our future growth.
       - At current trading levels, we believe that G&W should be attractive to both growth and value investors.



                          [Genesee & Wyoming logo]